SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 25, 2006

HARKEN ENERGY CORPORATION

(Exact Name of registrant as specified in its charter)

_________________________

Delaware	1-10262	95-2841597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 State Street, Suite 200 Southlake, Texas	76092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 424-2424

Former Name or Former Address, if Changed Since Last Report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            Entry into a Material Definitive Agreement.

On July 21, 2006, Harken Energy Corporation (“Harken”) entered into an agreement with James W. Denny, III, Vice President of Harken, providing for the payment of severance compensation to Mr. Denny in the event that his employment were to be terminated by Harken for any reason during the term of such agreement.  The term of the agreement is one year, subject to possible extension.  The severance compensation that would be payable to Mr. Denny in the event of termination is equal to 24 months of his base salary.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

Exhibit Number	Description

10.1	Severance Agreement for James W. Denny, III, dated July 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harken Energy Corporation (Registrant)

Date: July 25, 2006	By:	/s/ ELMER A. JOHNSTON
Elmer A. Johnston
Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Severance Agreement for James W. Denny, III, dated July 21, 2006